SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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EIGER BIOPHARMACEUTICALS, INC.

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 10, 2020. Meeting Information EIGER BIOPHARMACEUTICALS, INC. Meeting Type: Annual Meeting For holders as of: April 20, 2020 Date: June 10, 2020 Time: 10:30 AM, PDT Location: 2155 Park Boulevard Palo Alto, CA 94306 You are receiving this communication because you hold shares in the company named above. EIGER BIOPHARMACEUTICALS, INC. 2155 PARK BOULEVARD This is not a ballot. You cannot use this notice to vote these PALO ALTO, CA 94306 shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. P39111 proxy See the materials reverse and side voting of this instructions. notice to obtain D10072 -

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT FORM 10-K How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 27, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any P39111 special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. - Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. D10073 Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items The Board of Directors recommends you vote FOR the following nominees: 1. Election of Directors Nominees: 01) Jeffrey S. Glenn, M.D., Ph.D. 02) Evan Loh, M.D. 03) Amit K. Sachdev, J.D. The Board of Directors recommends you vote FOR proposals 2 and 4 and 1 YEAR on proposal 3: 2. To approve, on an advisory basis, the compensation of the Company’s named executive ofcers, as disclosed in the proxy statement. 3. To approve, on an advisory basis, the frequency of stockholder advisory votes on executive compensation. 4. To ratify the selection by the Audit Committee of our Board of Directors of KPMG LLP as our independent registered public accounting rm for our scal year ending December 31, 2020. NOTE: To conduct any other business properly brought before the meeting or any adjournment or postponement thereof. - P39111 D10074

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